Corporate Presentation June 2024

Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated discovery, preclinical and clinical development activities for Prelude’s product candidates, the potential safety, efficacy, benefits and addressable market for Prelude’s product candidates, the expected timeline for proof-of-concept data and clinical trial results for Prelude’s product candidates including its SMARCA2 degrader molecules. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated).  Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities or differences.  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.  Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023.

We are on a mission to extend the promise of precision medicine to every cancer patient in need Select the best modality to precisely target oncogenic mechanisms Strive for first- or best-in-class and anchor to patient unmet need Draw on decades of experience and proven leadership to drive innovation

Prelude's Evolution

2016 – 2022	2022 – 2025	2025+
Establish Leading Precision Oncology Discovery Engine	**Expand Development Capabilities, *Strategic Focus on SMARCA***	**Advance to Registrational Trials, Demonstrate Value**
• Assembled team to create a highly productive discovery engine • Delivered first wave of first- or potentially best-in-class clinical development candidates: – PRMT5i, MCL1i, CDK9i, CDK4/6i, SMARCA2 degrader	• Advancing clinical programs including SMARCA2 degrader (PRT3789) and CDK9 inhibitor (PRT2527) towards PoC • Developing SMARCA as 'Pipeline in Program' with IV, Oral and 'Precision ADC' Approaches	• Continue to grow R&D team while adding key capabilities for future growth • Expand global clinical development footprint and capabilities • Advance lead clinical development candidates to registrational trials

Strategic Priorities

2016 – 2022	2022 – 2025	2025+
• **~1 new IND every 12-18 months** • **Successfully advance programs into early clinical development**	• **Continue to build SMARCA leadership** • **Generate proof-of-concept data** • **Prepare for global registrational trials**	• **Advance SMARCA "Pipeline in a Program"** • **Explore collaborations to accelerate trials and global capabilities**

Prelude THERAPEUTICS 4

Kris Vaddi, PhD Founder & Chief Executive Officer Jane Huang M.D. President and Chief Medical Officer Andrew Combs, PhD Chief Chemistry Officer Sean Brusky, MBA Chief Business Officer Peggy Scherle, PhD Chief Scientific Officer Bryant Lim, J.D. Chief Legal Officer, Corporate Secretary and Interim CFO Experienced Leadership Team With Proven Track Records in Precision Oncology

Prelude's Precision Medicine Pipeline & Discovery Engine

PROGRAM	POTENTIAL INDICATIONS	DISCOVERY	PHASE 1	PHASE 2/3	UPCOMING MILESTONES
Lead SMARCA2 Degrader (IV)	SMARCA4-mutated NSCLC & other cancers		*PRT3789*		**Phase I Initial Proof-of-Concept Data in 2H 2024**
Oral SMARCA2 Degrader	SMARCA4-mutated NSCLC & other cancers	*PRT7732*			**Phase I Start Anticipated in 2H 2024**
SMARCA2/4 Precision ADCs*	Broad range of cancers (heme & solid tumors)				**Expand SMARCA Portfolio to Address Cancers Without SMARCA4 Mutations**
Next-Gen CDK9 Selective Inhibitor	Myeloid and B-cell malignancies		*PRT2527*		**Phase I Initial Proof-of-Concept Data in 2H 2024**
Discovery Engine	Hard-to-treat cancers, "undruggable" targets, high unmet need				**Deliver a First- or Best-in-Class New Program Every 12-18 Months**
Precision ADCs*	Broad range of cancers (heme & solid tumors)				**Co-Develop Up to 5 Novel Precision ADCs**

Highly selective, brain-penetrant CDK4-biased inhibitor (PRT3645) available for partnering

* Precision ADCs are the focus of our strategic collaboration with AbCellera

Prelude THERAPEUTICS

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Prelude’s First-in-Class, Highly Selective SMARCA2 Degraders PRT3789 (IV) and PRT7732 (Oral) Click Here to Access Prelude’s Educational Video Series on SMARCA2 Degraders

Over half of SMARCA4 mutations are Class I loss of function / deleterious mutations (>5% of NSCLC) SMARCA4 mutations are associated with aggressive disease and poor prognosis across a range of cancers Patients with SMARCA4 mutations are not typically eligible for other targeted therapies  Currently treated with standard of care chemotherapy or chemo-immunotherapy SMARCA4 Mutations Occur in ~10% of All NSCLC and to Varying Degrees Across Other Cancers Pancreatic: 3% NSCLC: 10% Esophageal: 8% Gastric: 8% Endometrial: 13% SCLC: 8% Urinary: 9% Colorectal: 6% 1,Dagogo-Jack et al. Journal of Thoracic Oncology. 2020 Foundation Medicine dataset 2 Fernando et al. Nature Communications 2020 SMARCA4 mutations are mostly non-overlapping with other “druggable” mutations

Outcomes for Patients with *SMARCA4-mutated* NSCLC are Poor with Current Standard of Care

Patients treated with first-line chemoimmunotherapy



N Median PFS, months (95% CI)
SMARCA4WT 593 6.1 (5.5-7.1)
SMARCA4MUT 114 2.7 (2.0-4.8)
HR: 1.62 [95% CI: 1.30-2.02]
P<0.001
Progression-free survival(%)
1.0
0.8
0.6
0.4
0.2
0.0
0 3 6 9 12 15 18 21 24
Months
Number at risk
593 408 280 199 160 121 97 75 59
114 52 26 21 16 13 13 10 7



Objective response rate (%)
50%
40%
30%
20%
10%
0%
39.1%
21.9%
SMARCA4WT
SMARCA4MUT
N
593
114

Response rates are less than 25% and expected median PFS is less than 3 months in first line setting

Even greater unmet need in 2nd line where fewer effective treatment options are available

Alessi JV, et al. Clinicopathologic and genomic factors impacting efficacy of first-line chemoimmunotherapy in advanced non-small cell lung cancer (NSCLC). J Thorac Oncol. 2023 Feb 10:S1556-0864(23)00121-1. doi: 10.1016/j.jtho.2023.01.091. PMID: 36775193 (attached).

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Selective Targeting of SMARCA2 is an Attractive Approach to Treat SMARCA4 Mutated Cancers Mutations in the chromatin  remodeling complex drive cancer growth and resistance Cancer cells with SMARCA4 mutations become highly dependent on SMARCA2 for survival Selectively degrading SMARCA2 induces "synthetic lethality" in SMARCA4-deficient cancers High selectivity for SMARCA2 has been challenging because of its high similarity to SMARCA4 SMARCA: SWI/SNF-related, Matrix-associated, Actin-dependent Regulator of Chromatin, subfamily A. SMARCA2 is also known as “BRM” // SMARCA4 is also known as “BRG1”

PRT3789 Solved the Selectivity Enigma With a >1000 fold Selective Degrader Hulse et al. Cancer Res. (2022); 82 (12_Suppl) :3263. AACR 2022: https://preludetx.com/wp-content/uploads/2022/05/Prelude_AACR_Hulse-SMARCA2-FINAL-21Mar2022.pdf Highly selective for SMARCA2 vs SMARCA4 (>1000 fold) and selective across the proteome Assay PRT3789 SMARCA2 Degradation (nM) 0.73 Selectivity: Cell Proliferation (SMARCA4 / SMARCA2) >1000 fold Sub-nanomolar SMARCA2 degradation potency and tumor regressions in SMARCA4-mutant PDX models PRT3789 Industry’s first initial clinical proof-of-concept data anticipated in 2024 Phase I dose escalation underway with no dose limiting toxicities observed to date Tumor Regression PRT3789 Vehicle Days of Dosing

Initial safety and tolerability data for monotherapy dose escalation cohorts (any solid tumor with any SMARCA4 mutation) Early look at pharmacokinetic profile and pharmacodynamic effects Initial review of monotherapy clinical activity across different tumor types at escalating doses * Includes any mutation (Class I or Class II), including participants with SMARCA4 loss-of-function mutation ** Backfill cohorts enriched for NSCLC patients and enrollment of SMARCA4 deleterious mutations ClinicalTrials.gov: NCT05639751; ESMO 2023: https://preludetx.com/wp-content/uploads/2023/10/Dagogo-Jack_ESMO-2023_PRT3789-01-TiP-Poster_Final_9Oct2023.pdf PRT3789: Phase 1 Study Underway, Now Enrolling Backfill and Combo Escalation Cohorts Study Population Advanced, recurrent, or metastatic disease in solid tumors with any SMARCA4 mutation* Dose Escalation + Backfill Cohorts Monotherapy PRT3789 Dose Escalation (Initiated 2Q 2023) Combination PRT3789 + docetaxel Dose Escalation (Initiated 1Q 2024) Backfill Cohorts** (Initiated 1Q 2024) + What to Expect in 2H 2024  Goal: Establish Initial PoC and Identify Mono and Combination Recommended Doses for Expansion

Next Steps for Development of PRT3789 and Future Directions Full Phase I Trial Results: 2025 Full safety and tolerability data for monotherapy dose escalation, backfill, and chemotherapy combination cohorts Assessment of PK profile and PD effects to support recommended expansion/Phase 2 dose Assessment of clinical activity and ORR for a lead indication at the RDE/RP2D  Engagement with regulators on potential registrational trial pathways Future Directions Further evaluation of potential of PRT3789 in combination with both chemotherapy and immunotherapy Potential for use in earlier lines of therapy and potentially early-stage disease as adjuvant or neo-adjuvant therapy Generate evidence across additional tumor types for patients with SMARCA4 mutations

Expanding Our Portfolio of SMARCA-Targeted Precision Medicines SMARCA - DACs + Lead SMARCA2 Degrader (PRT3789) Oral SMARCA2 Degrader (PRT7732) Expands access for advanced NSCLC patients (first-line) Enables use in earlier stage disease (adjuvant / neo-adjuvant) Provides optionality across other SMARCA4-mutated cancers Precision ADCs with SMARCA Degrader Payload

PRT7732: First-in-Class, Highly Selective Oral SMARCA2 Degrader Advancing to Clinic

Assay	PRT7732
SMARCA2 Degradation (nM)	0.98
Selectivity: Degradation (SMARCA4 / SMARCA2)	>3000 fold
Selectivity: Cell Proliferation (SMARCA4 / SMARCA2)	>1000 fold*



ubiquitinated lysine
SMARCA2
PRT7732
CRBN
E3 ligase complex
DDB1



SMARCA2
SMARCA4
120
100
80
60
40
20
0
% Protein
10^{-2} 10^{-1} 10^{0} 10^{1} 10^{2} 10^{3} 10^{4}
PRT7732 (nM)

Sub-nanomolar SMARCA2 degradation potency

Very high selectivity (>1000 fold*) for SMARCA2 over SMARCA4

Good oral bioavailability across species

On track to initiate Phase I testing in 2H 2024

* Based on highest concentration tested in cell proliferation assays

Shvartsbart, K. Ito et al., AACR Poster, April 2024. Available here: Preclinical Characterization Of PRT7732: A Highly Potent, Selective, And Orally Bioavailable Targeted Protein Degrader Of SMARCA2

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PRT7732 Has Significant Anti-Tumor Activity in SMARCA4-Deficient Cancer Xenograft Models Daily oral administration of PRT7732 demonstrates anti-tumor activity in SMARCA4-deficient but not SMARCA4 wild type tumors PRT7732 rapidly decreases SMARCA2 protein levels in tumor xenograft models at low doses Preclinical data support advancing PRT7732 to Phase I with once-daily dosing Source: Shvartsbart, K. Ito et al., AACR Poster, April 2024. Available here: Preclinical Characterization Of PRT7732: A Highly Potent, Selective, And Orally Bioavailable Targeted Protein Degrader Of SMARCA2

Expanding Our Portfolio of SMARCA-Targeted Precision Medicines Precision ADCs with SMARCA Degrader Payload Cancers with dysregulated SMARCA pathway Independent of SMARCA4-mutation status Initial focus of AbCellera collaboration SMARCA - DACs + Lead SMARCA2 Degrader (PRT3789) Oral SMARCA2 Degrader (PRT7732)

Together, Prelude and AbCellera are Creating Novel, First-in-Class Precision ADCs Multi-year global collaboration to jointly discover, develop and commercialize novel Precision ADCs for up to five programs AbCellera will lead manufacturing activities Prelude will lead clinical development and global commercialization (AbCellera co-promote option) Expertise in chemistry and biology of targeted protein degradation and clinical development capabilities Expertise in antibody discovery, engineering and manufacturing capabilities +

Prioritizing Initial Precision ADC Programs Based on Patient Unmet Need and Scientific Rationale High Unmet Need & Opportunity Potential for Optimized Payload Potential for Optimized Antibody Initial program will link an optimized Prelude SMARCA2/4 dual degrader as a “Precision Payload” to an optimized AbCellera antibody* Prelude’s SMARCA2/4 dual degraders have shown picomolar potency on par with cytotoxics (MMAE) but with potential for a differentiated safety profile Expands the reach of SMARCA degrader technology to cancers without SMARCA4 mutations * Antibody target and tumor type(s) for initial exploration remain undisclosed at this time

Prelude’s SMARCA Portfolio Strategy Addresses a Significant Unmet Need ~220,000 pts/year Up to 22,000 SMARCA4-mutated FIRST LINE ~150,000 pts/year Up to 15,000 SMARCA4-mutated SECOND LINE + 1 US & EU5 only: Journal of Thoracic Oncology (US, 2021): https://doi.org/10.1016/j.jtho.2021.01.485; Globocan (EU5); 2 Datamonitor 2023 Lung Cancer Report; Analysis on File 3 Schoenfeld et al. Clin Cancer Res. (2020); 26(21):5701-5708. 4 Dagogo-Jack et al. J Thorac Oncol. (2020); 15(5):766-776. ~270,000 pts/year Up to 27,000 SMARCA4-mutated EARLIER STAGE (Adjuvant / Neo-Adj.) + / Potential Addressable Patient Populations US and EU5 1-4 “Advanced NSCLC” includes patients with Stage IIIB & Stage IV disease1 Excludes patients eligible for other targeted therapy (EGFR, ALK, ROS1, etc.)2 Up to 10% of NSCLC SMARCA4-deficient (includes Class I & II mutations)3,4 Key Assumptions: + / SMARCA4-mutated Solid Tumors and/or Heme Malignancies TBD based on selected tumors3,4 TBD based on antibody targets / tumor types NSCLC

Highly Selective CDK9 Inhibitor PRT2527

Source: 1) Maiti A et al. Haematologica 2021. https://doi.org/10.3324/haematol.2020.252569 2) Lew TE et al. Blood Advances 2021. https://doi.org/10.1182/bloodadvances.2021005083 Patients with Hematologic Malignancies Refractory to Current Treatments Experience Poor Outcomes After SoC (venetoclax + HMA), AML patients ineligible for intensive therapy have very poor outcomes (mOS of 2.4 months) Double class (BTKi and BCL2i) resistant CLL is another population with high unmet need (mOS of 3-5 months) Median OS 3.6 months (1) AML (2) CLL

CDK9 Inhibition Targets Two Major Validated Pathways (MYC and MCL-1) CDK9 is the primary transcriptional regulator of a major oncogene MYC and an apoptosis inducer MCL-1 Dysregulated pathways involving MYC and MCL-1 drive pathogenesis and resistance in hematologic cancers including lymphoid and myeloid cancers Prior CDK9i therapies have shown significant GI toxicity, likely driven by poor selectivity across the kinome

PRT2527 is a Potent, Highly Selective CDK9 Inhibitor That Depletes MCL-1 and MYC Highly Isoform Selective CDK9 Inhibitor Compound PRT2527 Biochemical* IC50 (nM) CDK9 0.95 Proliferation* IC50 (nM) 18 Plasma* IC50 (nM) 196 Fold Selectivity CDK9 vs Other Isoforms CDK1 73x CDK2 340x CDK3 35x CDK4 250x CDK5 >1000x CDK6 >1000x CDK7 >1000x >100x 10 -100x PRT2527 177 Assays tested 3 Interactions Mapped S-Score(35) = 0.02 PRT2527 Treatment Depletes MCL-1 and MYC Proteins Highly Selective in Kinome pSer2RNAP2 MCL-1 C-MYC C-Cas3 Actin MV4-11 cell line *Internal data; biochemical assay at 1 mM ATP, H929 CTG proliferation assay Presented at ASH 2022; https://preludetx.com/wp-content/uploads/2023/03/ASH-2022_PRT2527-Presentation.pdf

PRT2527 is Highly Efficacious In Vivo in Models of Hematologic Malignancies Monotherapy Karpas-422 (Double Hit DLBCL) MV4-11 (AML) Combination TMD-8 (ABC DLBCL) OCI-AML3 (VenR AML) Presented at ASH 2022; https://preludetx.com/wp-content/uploads/2023/03/ASH-2022_PRT2527-Presentation.pdf; Data on file

Initial Phase 1 Study of PRT2527 in Solid Tumors Evaluated Both Safety and PK/PD Properties

PRT2527-Associated Inhibition of CDK9 Transcriptional Targets MYC (A), MCL1 (B) in PBMCs



A
Mean fold-change (±SEM) relative to pre-dose
2.0
1.5
1.0
0.5
0.0
0
2
4
6
8
16
20
24
Time since PRT2527 administration (hours)
3 mg/m² (n=3)
6 mg/m² (n=3)
12 mg/m² (n=3)
15 mg/m² (n=14)
18 mg/m² (n=6)
B
Mean fold-change (±SEM) relative to pre-dose
Time since PRT2527 administration (hours)

Note: The dotted line represents pre-dose baseline levels.

Source: Patel, MR et al., AACR-NCI-EORTC 2023, Poster C164

ClinicalTrials.gov Identifier: NCT05159518

Favorable tolerability with manageable neutropenia and absence of significant gastrointestinal events or hepatotoxicity

Dose-dependent downregulation of CDK9 transcriptional targets – MYC and MCL-1 mRNA expression in PBMCs isolated from treated patients

12 mg/m^2 QW dosing and higher showed optimal target inhibition

Overall safety profile observed in this study supported further development of PRT2527 in hematologic malignancies (NCT05665530)

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Phase 1 Trial of PRT2527 in Hematologic Malignancies is Underway

Patient Population*	Dose Finding/Expansion	
Select R/R B-cell, T-cell and myeloid malignancies: Aggressive B-cell lymphoma subtypes, MCL, CLL/SLL including Richter syndrome, AML, and T-cell lymphoma subtypes	**Monotherapy PRT2527** →	**B-cell, T-cell, myeloid malignancies**
	PRT2527 Combinations →	**Lymphoid malignancies (combo with zanubrutinib)** **Myeloid malignancies (combo with venetoclax)**

Goal: Establish Initial PoC and Identify Mono and/or Combination Recommended Doses for Expansion

*R/R disease following: At least 1 prior systemic therapy for aggressive BCL subtypes, MCL and Richter's syndrome; At least 2 prior therapies including a BTK inhibitor and venetoclax for CLL.
ClinicalTrials.gov Identifier: NCT05665530

What to Expect in 2H 2024

Initial safety and tolerability data for monotherapy dose escalation cohorts in hematologic malignancies

Initial assessment of clinical activity in B-cell malignancies as monotherapy

Initial clinical data with zanubrutinib from combination cohort

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Continued Execution Across Strategic Priorities

PROGRAM		DELIVERABLE	MILESTONE
Lead IV SMARCA2 Degrader	PRT3789	• Initiate docetaxel combination study cohort • **Report initial Phase 1 clinical results at major medical meeting** • Complete monotherapy escalation and fully enroll backfill cohorts	• *Complete* • **2H 2024** • Mid-2024
Oral SMARCA2 Degrader	PRT7732	• IND filing • Initiate Phase 1 in patients with SMARCA4 mutations	• Mid-2024 • 2H 2024
Selective CDK9 Inhibitor	PRT2527	• Initiate zanubrutinib combination study • Initiate myeloid cohort in the existing phase 1 study • Complete monotherapy dose escalation in B-cell malignancies • **Report initial heme phase 1 clinical results at major medical meeting**	• *Complete* • *Complete* • 2H 2024 • **2H 2024**
Discovery Engine	Precision ADCs & Other	• Advance next first-in-class, novel small molecule discovery candidate • Advance first SMARCA2/4 Precision ADC in partnership with AbCellera • Advance second Precision ADC program in partnership with AbCellera	• 2024 • 2025 • 2025

Cash, Cash Equivalents of $201.9 Million as of 3/31/2024

Prelude THERAPEUTICS 28

Thank You Contact Us: ir@preludetx.com